Response to Item 77Q1(a)

Eaton Vance Diversified Currency Income
Fund
Eaton Vance Mutual Funds Trust has adopted an amendment to the By-Laws on behalf of the Fund during the period.

Eaton Vance Emerging Markets Local
Income Fund
Eaton Vance Mutual Funds Trust has adopted an amendment to the By-Laws on behalf of the Fund during the period.

Eaton Vance Floating Rate & High Income
Fund
Eaton Vance Mutual Funds Trust has adopted an amendment to the By-Laws on behalf of the Fund during the period.

Eaton Vance Floating Rate Fund
Eaton Vance Mutual Funds Trust has adopted an amendment to the By-Laws on behalf of the Fund during the period.

Eaton Vance Floating-Rate Advantage
Fund
Eaton Vance Mutual Funds Trust has adopted an amendment to the By-Laws on behalf of the Fund during the period.

Eaton Vance Global Dividend Income Fund
Eaton Vance Mutual Funds Trust has adopted an amendment to the By-Laws on behalf of the Fund during the period.

Eaton Vance Global Macro Absolute
Return Advantage Fund
Eaton Vance Mutual Funds Trust has adopted an amendment to the By-Laws on behalf of the
Fund during the period.

Eaton Vance Global Macro Absolute
Return Fund
Eaton Vance Mutual Funds Trust has adopted an amendment to the By-Laws on behalf of the Fund during the period.

Eaton Vance Government Obligations Fund
Eaton Vance Mutual Funds Trust has adopted an amendment to the By-Laws on behalf of the Fund during the period.

Eaton Vance High Income Opportunities
Fund
Eaton Vance Mutual Funds Trust has adopted an amendment to the By-Laws on behalf of the Fund during the period.

Eaton Vance Low Duration Fund
Eaton Vance Mutual Funds Trust has adopted an amendment to the By-Laws on behalf of the Fund during the period.

Eaton Vance Multi-Strategy Absolute
Return Fund
Eaton Vance Mutual Funds Trust has adopted an amendment to the By-Laws on behalf of the Fund during the period.

Eaton Vance Multi-Strategy All Market
Fund
Eaton Vance Mutual Funds Trust has adopted an amendment to the By-Laws on behalf of the Fund during the period.

Eaton Vance Parametric Structured Absolute Return
Fund
Eaton Vance Mutual Funds Trust has adopted an amendment to the By-Laws on behalf of the Fund during the period.

Eaton Vance Parametric Structured
Emerging Markets Fund
Eaton Vance Mutual Funds Trust has adopted an amendment to the By-Laws on behalf of the Fund during the period.

Eaton Vance Strategic Income Fund
Eaton Vance Mutual Funds Trust has adopted an amendment to the By-Laws on behalf of the Fund during the period.

Eaton Vance Tax-Managed Equity Asset
Allocation Fund
Eaton Vance Mutual Funds Trust has adopted an amendment to the By-Laws on behalf of the Fund during the period.

Eaton Vance Tax-Managed Global
Dividend Income Fund
Eaton Vance Mutual Funds Trust has adopted an amendment to the By-Laws on behalf of the Fund during the period.

Eaton Vance Tax-Managed International
Equity Fund
Eaton Vance Mutual Funds Trust has adopted an amendment to the By-Laws on behalf of the Fund during the period.

Eaton Vance Tax-Managed Multi-Cap
Growth Fund
Eaton Vance Mutual Funds Trust has adopted an amendment to the By-Laws on behalf of the Fund during the period.

Eaton Vance Tax-Managed Small-Cap
Fund
Eaton Vance Mutual Funds Trust has adopted an amendment to the By-Laws on behalf of the Fund during the period.

Eaton Vance Tax-Managed Small-Cap
Value Fund
Eaton Vance Mutual Funds Trust has adopted an amendment to the By-Laws on behalf of the Fund during the period.

Eaton Vance Tax-Managed Value Fund
Eaton Vance Mutual Funds Trust has adopted an amendment to the By-Laws on behalf of the Fund during the period.

Eaton Vance U.S. Government Money
Market Fund
Eaton Vance Mutual Funds Trust has adopted an amendment to the By-Laws on behalf of the Fund during the period.